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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        -------------------------------


                                    FORM 8-K



                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): November 6, 2000

                         Commission File No. 000-28243




                                parts.com, Inc.
                                ---------------
             (Exact Name of Registrant as specified in its Charter)


                   NEVADA                                88-0344869
                   ------                                ----------
        (State or Other Jurisdiction                   (IRS Employer
      of Incorporation or Organization)              Identification No.)


            121 EAST FIRST STREET
              SANFORD, FLORIDA                              32771
            ---------------------                        ----------
    (Address of Principal Executive Offices)             (Zip Code)


                  Registrant's telephone number:       (407) 302-1314
                                                       --------------


              Former name, former address and former fiscal year,
                       if changed since last report: N/A



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Item 5.  OTHER EVENTS

Effective November 6, 2000, David Lampert resigned as a director, and as Senior Vice President of Software Development of parts.com, Inc. (the "Company"). While Mr. Lampert's board seat will not be replaced, his operational role has been filled by the Company's Senior Software Architect, Michael Third.

On March 22, 2000, Jeffrey Odato resigned as a director of the Company, effective immediately and remained in the employ of the Company as its Vice President, National Sales.

On February 28, 2000, David McComas resigned as a director of the Company, effective immediately. Mr. McComas subsequently left the Company in July, 2000.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PARTS.COM, INC.



November 13, 2000                          By: /s/ Shawn D. Lucas
                                               --------------------------------
                                                   Shawn D. Lucas, President,
                                                   Chairman and Co-CEO